Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of April 30, 3017

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•	was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,443,367 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, 6 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF

THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$593,277,616
Aggregate Outstanding Principal Balance – Treasury Bill	$78,307,646
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.20%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$514,969,970
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.80%
Number of Borrowers	15,580
Average Outstanding Principal Balance Per Borrower	$38,079
Number of Loans	27,128
Average Outstanding Principal Balance Per Loan – Treasury Bill	$30,613
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,959
Weighted Average Remaining Term to Scheduled Maturity	178 months
Weighted Average Annual Interest Rate	7.32%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY BORROWER INTEREST RATES AS OF THE STATISTICAL

DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	2	73,312		*
3.51% to 4.00%	2	55,134		*
4.01% to 4.50%	0	0	0.0
4.51% to 5.00%	15	99,994		*
5.01% to 5.50%	413	5,197,010	0.9
5.51% to 6.00%	2,511	38,690,954	6.5
6.01% to 6.50%	5,128	88,991,387	15.0
6.51% to 7.00%	7,989	154,263,221	26.0
7.01% to 7.50%	1,617	37,052,480	6.2
7.51% to 8.00%	3,621	99,265,642	16.7
8.01% to 8.50%	5,030	137,966,814	23.3
Equal to or greater than 8.51%	800	31,621,669	5.3

Total	27,128	$593,277,616	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY

OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,551	$3,762,522	0.6%
$5,000.00-$9,999.99	2,283	17,330,407	2.9
$10,000.00-$14,999.99	1,812	22,322,975	3.8
$15,000.00-$19,999.99	1,340	23,308,672	3.9
$20,000.00-$24,999.99	1,235	27,683,450	4.7
$25,000.00-$29,999.99	1,034	28,302,491	4.8
$30,000.00-$34,999.99	842	27,269,645	4.6
$35,000.00-$39,999.99	680	25,445,275	4.3
$40,000.00-$44,999.99	560	23,826,302	4.0
$45,000.00-$49,999.99	523	24,801,924	4.2
$50,000.00-$54,999.99	427	22,372,734	3.8
$55,000.00-$59,999.99	395	22,692,581	3.8
$60,000.00-$64,999.99	317	19,784,349	3.3
$65,000.00-$69,999.99	286	19,255,569	3.2
$70,000.00-$74,999.99	261	18,921,425	3.2
$75,000.00-$79,999.99	222	17,205,885	2.9
$80,000.00-$84,999.99	199	16,398,980	2.8
$85,000.00-$89,999.99	162	14,169,353	2.4
$90,000.00-$94,999.99	145	13,412,284	2.3
$95,000.00-$99,999.99	111	10,825,806	1.8
$100,000.00 and above	1,195	194,184,988	32.7

Total	15,580	$593,277,616	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DELINQUENCY STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	25,660	$544,705,420	91.8%
31-60 days	520	17,600,544	3.0
61-90 days	248	7,691,732	1.3
91-120 days	189	5,942,479	1.0
121-150 days	121	3,855,329	0.6
151-180 days	94	3,558,665	0.6
181-210 days	59	1,838,490	0.3
Greater than 210 days	237	8,084,955	1.4

Total	27,128	$593,277,616	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	120	$28,384	*
4 to12	432	432,631	0.1%
13 to 24	591	1,605,561	0.3
25 to 36	781	2,999,141	0.5
37 to 48	1,123	6,071,748	1.0
49 to 60	2,867	15,434,126	2.6
61 to 72	1,797	13,744,278	2.3
73 to 84	1,253	11,155,644	1.9
85 to 96	1,175	12,707,533	2.1
97 to 108	1,117	15,003,190	2.5
109 to 120	2,157	31,038,191	5.2
121 to 132	2,408	55,716,435	9.4
133 to 144	1,652	44,807,274	7.6
145 to 156	1,304	38,661,094	6.5
157 to 168	1,249	41,043,214	6.9
169 to 180	1,739	50,450,229	8.5
181 to 192	1,112	36,552,137	6.2
193 to 204	767	27,706,990	4.7
205 to 216	680	25,580,601	4.3
217 to 228	518	23,590,498	4.0
229 to 240	592	27,197,431	4.6
241 to 252	458	22,645,953	3.8
253 to 264	278	14,280,636	2.4
265 to 276	209	11,853,891	2.0
277 to 288	165	10,536,756	1.8
289 to 300	176	13,229,977	2.2
301 to 312	163	13,904,058	2.3
313 to 324	48	3,715,553	0.6
325 to 336	39	3,239,814	0.5
337 to 348	36	3,707,726	0.6
349 to 360	78	9,780,068	1.6
361 and above	44	4,856,851	0.8

Total	27,128	$593,277,616	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	986	$26,518,311	4.5%
Forbearance	1,685	61,705,497	10.4
Repayment
First year in repayment	350	18,960,591	3.2
Second year in repayment	357	20,689,672	3.5
Third year in repayment	466	24,132,246	4.1
More than 3 years in repayment	23,284	441,271,298	74.4

Total	27,128	$593,277,616	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 113.4 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN

STATUS OF THE TRUST STUDENT LOANS BY

CURRENT BORROWER PAYMENT STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.8	—	207.6
Forbearance	—	5.5	210.2
Repayment	—	—	171.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $26,518,311 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $19,037,628 or approximately 71.8% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	330	$8,128,777	1.4%
Alaska	48	594,785	0.1
Arizona	567	13,587,878	2.3
Arkansas	317	6,225,313	1.0
California	3,145	76,915,186	13.0
Colorado	579	10,838,602	1.8
Connecticut	219	4,255,524	0.7
Delaware	63	1,233,714	0.2
District of Columbia	106	2,825,105	0.5
Florida	1,468	38,157,402	6.4
Georgia	999	25,201,598	4.2
Hawaii	84	1,532,981	0.3
Idaho	174	3,433,341	0.6
Illinois	1,314	25,832,021	4.4
Indiana	388	6,866,664	1.2
Iowa	203	3,402,623	0.6
Kansas	666	12,148,683	2.0
Kentucky	209	4,380,978	0.7
Louisiana	1,013	22,748,954	3.8
Maine	80	1,625,695	0.3
Maryland	523	13,577,450	2.3
Massachusetts	421	8,294,439	1.4
Michigan	880	20,874,763	3.5
Minnesota	746	12,441,504	2.1
Mississippi	387	8,060,857	1.4
Missouri	868	18,272,613	3.1
Montana	86	1,548,982	0.3
Nebraska	120	2,521,982	0.4
Nevada	215	4,707,414	0.8
New Hampshire	78	1,354,795	0.2
New Jersey	401	9,835,487	1.7
New Mexico	88	2,289,834	0.4
New York	1,033	23,776,410	4.0
North Carolina	467	10,564,547	1.8
North Dakota	21	371,057	0.1
Ohio	154	2,612,503	0.4
Oklahoma	734	14,387,042	2.4
Oregon	632	15,261,540	2.6
Pennsylvania	581	11,425,312	1.9
Rhode Island	35	1,110,291	0.2
South Carolina	272	6,477,558	1.1
South Dakota	38	688,641	0.1
Tennessee	656	14,283,302	2.4
Texas	2,758	58,325,145	9.8
Utah	110	2,401,196	0.4
Vermont	21	551,156	0.1
Virginia	617	12,504,403	2.1
Washington	1,239	24,274,129	4.1
West Virginia	69	1,430,485	0.2
Wisconsin	628	12,952,106	2.2
Wyoming	38	830,182	0.1
Other	240	5,334,668	0.9

Total	27,128	$593,277,616	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT

TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	12,396	$222,140,092	37.4%
Other Repayment Options(1)	11,671	237,739,520	40.1
Income-driven Repayment(2)	3,061	133,398,004	22.5

Total	27,128	$593,277,616	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 463 loans with an aggregate outstanding principal balance of $21,311,475 currently in an interest-only period. These interest-only loans represent approximately 3.6% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN

TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	13,464	$263,281,517	44.4%
Unsubsidized	13,664	329,996,099	55.6

Total	27,128	$593,277,616	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DATE OF DISBURSEMENT AS OF

THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	93	$2,083,209	0.4%
October 1, 1993 through June 30, 2006	27,035	591,194,407	99.6
July 1, 2006 and later	0	0	0.0

Total	27,128	$593,277,616	100.0%

Guaranty Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY GUARANTY AGENCY AS OF

THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,870	$24,557,313	4.1%
College Assist	71	1,073,983	0.2
Educational Credit Management Corporation	1,284	30,768,308	5.2
Great Lakes Higher Education Corporation	940	21,628,864	3.6
Illinois Student Assistance Comm	1,217	22,465,811	3.8
Kentucky Higher Educ. Asst. Auth.	128	2,473,413	0.4
Lousiana Office Of Student Financial Asst	421	7,536,232	1.3
Michigan Guaranty Agency	572	12,477,363	2.1
Montana Guaranteed Student Ln Prog	5	64,757	*
New Jersey Higher Ed Student Assistance Authority	265	5,941,452	1.0
New York State Higher Ed Services Corp	1,482	30,848,339	5.2
Northwest Education Loan Association	1,015	18,224,447	3.1
Oklahoma Guaranteed Stud Loan Prog	781	14,665,582	2.5
Pennsylvania Higher Education Assistance Agency	2,747	59,692,295	10.1
Texas Guaranteed Student Loan Corp	2,415	51,513,041	8.7
United Student Aid Funds, Inc.	11,915	289,346,418	48.8

Total	27,128	$593,277,616	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.